UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03692

Morgan Stanley Variable Investment Series

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York              10036

(Address of principal executive offices)              (Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2019

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2019

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1
Expense Example	6
Portfolio of Investments	8
Financial Statements:
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	23
Financial Highlights	42
Report of Independent Registered Public Accounting Firm	44
Trustee and Officer Information	45

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Letter to the Shareholders ■ December 31, 2019 (unaudited)

Dear Shareholder:

The first quarter of 2019 was positive for fixed income risk assets. Most of investors' concerns which had caused the underperformance during the fourth quarter of 2018 began to fade as we progressed through the quarter. The dominant theme was the renewed dovish stance embraced by global central banks, which caused a regime shift compared to the previous quarter and helped market sentiment turn to a risk-on mode. On the trade front, we saw an improving tone amid the ongoing U.S.-China talks. Investment grade credit spreads ended the quarter tighter thanks to the renewed backdrop of easier financial conditions globally, despite slower economic growth. Investor demand also recovered in the quarter, pushing spreads tighter and reversing the poor technical state of the market in fourth quarter of 2018. High beta and higher yielding credit outperformed, with subordinated financials the best performing sector and BBB-rated credit materially outperforming A-rated credit. West Texas Intermediate (WTI) crude oil prices rose 32% during the quarter, and equity markets also saw strong performance with the S&P 500® Price Index gaining 13.07% in the quarter.i

In the second quarter of 2019, positive returns were widespread across many types of financial assets. This is a rare occurrence, and even more extraordinary as it occurred amid deteriorating and disappointing economic data across the globe. During the second quarter, yields on 2-, 5-, 10- and 30-year Treasuries fell by 51, 47, 40, and 29 basis points (bps), respectively.ii Corporate bonds performed well in the second quarter, as risk appetite returned on the back of the dovish stance from both the U.S. Federal Reserve (Fed) and European Central Bank (ECB). The Bloomberg Barclays U.S. Corporate Index spread closed 4 bps tighter in the quarter to end at 114 bps over government bonds, with longer-dated and lower-rated credits outperforming.iii

The third quarter of 2019 was mixed for fixed income asset performance. Rates markets performed well overall, with yields declining in July and August before rising in September. The key drivers were weak economic data, accommodative central bank policies and multiple political events that impacted sentiment, including Brexit news, Italian politics and U.S.-China trade tensions. In the U.S., the Fed implemented two 25 bp rate cuts in July and September. The U.S. Treasury 10-year yields fell to new year lows of 1.48% in September before retracing their move toward the end of the quarter and closing at 1.66%.iv Oil prices (WTI) declined by 7.53% during the quarter, experiencing volatility in September after a drone strike on Saudi oil infrastructure.iv Equity markets saw positive performance with the S&P 500® Price Index gaining 1.19%.iv

i  Source: Bloomberg L.P. Data as of March 31, 2019.

ii  Source: Bloomberg L.P. Data as of June 30, 2019.

iii  Source: Bloomberg Barclays. Data as of June 30, 2019.

iv  Source: Bloomberg L.P. Data as of September 30, 2019.

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Letter to the Shareholders ■ December 31, 2019 (unaudited) continued

The final quarter of 2019 provided a remarkable ending to a remarkable year. The world's issues seemed to vanish as financial markets rallied. Government bond yields rose, driven by reduced trade tensions, better economic data and renewed optimism that the economic malaise that had consumed the world for the past two years was coming to an end. Credit markets enjoyed meaningful tightening in their spreads. The Bloomberg Barclays U.S. Corporate Index spread fell 22 bps to end the month at 93 bps over government bonds, its tightest level of the year (and 60 bps tighter than where they started the year).v Risk was rewarded, as lower-quality and longer-maturity bonds performed the best. The key drivers of tighter spreads were (1) a reported agreement on a U.S.-China "phase one" trade deal, (2) a victory for the Conservative Party in the U.K. election reducing Brexit uncertainty, (3) macroeconomic data continuing a stabilization trend, (4) minimal negative corporate news and (5) low supply in a period of strong demand.

At its December 2019 meeting, the Fed suggested it will keep interest rates on hold through 2020 unless the economic landscape deteriorates drastically and warrants additional action. With central banks likely to be firmly on hold in 2020, the lagged positive effects of monetary easing still to be felt, fiscal policy neutral to easy and inflation stable to slightly higher, we think the environment is still supportive for non-government bonds. Though with credit spreads at or close to cycle lows, we still believe that caution is warranted.

v  Source: Bloomberg Barclays, as of December 31, 2019.

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Letter to the Shareholders ■ December 31, 2019 (unaudited) continued

For the 12-month period ended December 31, 2019, Variable Investment Series — Income Plus Portfolio (the "Fund") Class X shares produced a total return of 15.96%, outperforming the Bloomberg Barclays U.S. Corporate Index (the "Index"), which returned 14.54%. For the same period, the Fund's Class Y shares returned 15.78%. Past performance is no guarantee of future results.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The performance of the Fund's two share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Fund shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2019 (unaudited)
	1 Year	5 Years	10 Years	Since Inception*
Class X	15.96%	4.47%	5.90%	6.85%
Class Y	15.78%	4.23%	5.64%	6.00%

(1)  Ending value on December 31, 2019 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Letter to the Shareholders ■ December 31, 2019 (unaudited) continued

The Fund's investment grade corporate bond exposure contributed positively to returns over the period. In the 12-month period, credit spreads tightened across all major segments of the investment grade market. The Fund's emphasis on financial institutions, specifically the banking sector, was particularly advantageous for performance over the reporting period, as was an overweight to the electric sub-sector. This was partially offset by an underweight to the consumer non-cyclical and technology sectors, which detracted from performance. Over the year, within non-financials, the Fund was overweight BBB-rated credits and underweight A-rated or better credits as a result of relative value opportunities within these segments of the market. This contributed positively to returns. An opportunistic allocation to high yield credits, convertible bonds and emerging market debt contributed positively to performance as well.

As of December 31, 2019, the Fund was positioned to be modestly underweight credit risk, as measured by spread duration, but remained biased toward some wider-spread credits and sectors. Specifically, the Fund was overweight financials and utilities and underweight industrials.

We expect 2020 to be a year of two halves, with credit initially well supported by an improving economic backdrop, reduced political risk and strong demand for credit. As we move to the second half of 2020, we expect the uncertainty experienced in recent years to repeat, tempering confidence that the economy is rebounding. Whether the cause is fear of a recession, political volatility or liquidation of credit positions creating a weak technical dynamic, we believe the result will be a year of two halves that warrants active management of credit and reducing risk following periods of spread tightening by rotating to higher-quality, shorter-maturity credit.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Fund in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

John H. Gernon
President and Principal Executive Officer

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Letter to the Shareholders ■ December 31, 2019 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting our web site at www.morganstanley.com/im/shareholderreports. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our web site at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Expense Example ■ December 31, 2019 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and services (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/19 – 12/31/19.

Actual Expenses

The first line of the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the tables is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Expense Example ■ December 31, 2019 (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/19	12/31/19	07/01/19 – 12/31/19
Class X
Actual (4.54% return)	$1,000.00	$1,045.40	$4.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.07	$4.18
Class Y
Actual (4.44% return)	$1,000.00	$1,044.40	$5.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.81	$5.45

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.82% and 1.07% for Class X and Class Y shares, respectively, multiplied by the average account value over the period and multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Corporate Bonds (94.2%)
		Basic Materials (3.4%)
	$200	Braskem Netherlands Finance BV (Brazil) (a)	4.50%	01/31/30	$199,300
	200	Celulosa Arauco y Constitucion SA (Chile) (a)	4.20	01/29/30	200,970
	175	DuPont de Nemours, Inc.	5.419	11/15/48	216,220
	225	Glencore Funding LLC (Switzerland) (a)	4.125	03/12/24	235,811
	175	Glencore Funding LLC (Switzerland) (a)	4.875	03/12/29	190,307
	75	LYB International Finance III LLC	4.20	10/15/49	78,615
	500	Newcastle Coal Infrastructure Group Pty Ltd. (Australia) (a)	4.40	09/29/27	502,628
	175	Newmont Goldcorp Corp.	5.45	06/09/44	218,280
	200	NOVA Chemicals Corp. (Canada) (a)	4.875	06/01/24	206,917
	200	POSCO (Korea, Republic of) (a)	4.00	08/01/23	209,341
	425	Sherwin-Williams Co. (The)	2.95	08/15/29	430,137
					2,688,526
		Communications (9.4%)
	300	Amazon.com, Inc.	4.25	08/22/57	366,536
EUR	100	AT&T, Inc.	1.80	09/05/26	120,112
	$175	AT&T, Inc.	3.80	02/15/27	186,838
	551	AT&T, Inc.	4.50	03/09/48	609,741
	350	AT&T, Inc.	4.90	08/15/37	403,626
	220	Baidu, Inc. (China)	2.875	07/06/22	221,802
	150	Booking Holdings, Inc.	0.90	09/15/21	173,231
	425	Charter Communications Operating LLC/Charter Communications Operating Capital	4.20	03/15/28	453,457
	75	Charter Communications Operating LLC/Charter Communications Operating Capital	4.80	03/01/50	79,222
	175	Charter Communications Operating LLC/Charter Communications Operating Capital	5.75	04/01/48	204,705
	375	Comcast Corp.	2.65	02/01/30	377,093
	600	Comcast Corp.	4.049	11/01/52	673,296
	125	Diamond Sports Group LLC/Diamond Sports Finance Co. (a)	6.625	08/15/27	121,794
	250	Fox Corp. (a)	5.576	01/25/49	318,928
	375	Level 3 Financing, Inc. (a)	3.40	03/01/27	378,330
EUR	150	SoftBank Group Corp. (Japan)	5.00	04/15/28	186,228
	$263	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	3.36	03/20/23	265,164
	200	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	4.738	09/20/29	212,379
	375	Tencent Holdings Ltd. (China) (a)	3.595	01/19/28	392,683

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$160	Twitter, Inc.	1.00%	09/15/21	$156,000
278	Verizon Communications, Inc.	4.672	03/15/55	344,014
250	Verizon Communications, Inc.	5.012	04/15/49	320,992
200	Vodafone Group PLC (United Kingdom)	4.375	02/19/43	215,243
225	Walt Disney Co. (The)	4.75	09/15/44	281,735
100	Walt Disney Co. (The)	4.95	10/15/45	130,880
148	Zillow Group, Inc.	2.00	12/01/21	165,931
				7,359,960
	Consumer, Cyclical (8.5%)
248	American Airlines Pass-Through Trust	4.00	01/15/27	259,675
525	American Airlines Pass-Through Trust, Series AA	3.15	08/15/33	540,887
467	British Airways Pass-Through Trust (United Kingdom) (a)	4.625	12/20/25	494,669
200	Daimler Finance North America LLC (Germany) (a)	2.70	06/14/24	201,916
200	Delta Air Lines, Inc., Series AA	3.204	10/25/25	208,281
300	Ferguson Finance PLC (United Kingdom) (a)	4.50	10/24/28	328,606
300	Ford Motor Credit Co., LLC	3.096	05/04/23	299,969
250	Ford Motor Credit Co., LLC	4.389	01/08/26	254,304
300	General Motors Co.	6.60	04/01/36	354,618
50	General Motors Financial Co., Inc.	3.85	01/05/28	51,063
100	General Motors Financial Co., Inc.	4.35	01/17/27	105,214
325	Home Depot, Inc. (The)	2.95	06/15/29	338,572
75	Home Depot, Inc. (The)	4.875	02/15/44	95,595
150	Hyundai Capital America (a)	2.85	11/01/22	151,769
300	JetBlue Pass Through Trust, Series AA	2.75	11/15/33	304,423
875	Las Vegas Sands Corp.	2.90	06/25/25	885,401
25	Las Vegas Sands Corp.	3.20	08/08/24	25,767
75	Las Vegas Sands Corp.	3.50	08/18/26	77,271
86	Macy's Retail Holdings, Inc.	2.875	02/15/23	85,789
250	Marriott International, Inc.	2.125	10/03/22	250,647
400	Resorts World Las Vegas LLC/RWLV Capital, Inc. (Malaysia) (a)	4.625	04/16/29	422,601
200	Starbucks Corp.	4.45	08/15/49	232,357
207	United Airlines Pass-Through Trust, Class A	4.30	02/15/27	222,316
275	Volkswagen Group of America Finance LLC (Germany) (a)	4.75	11/13/28	310,244
200	Walmart, Inc.	2.95	09/24/49	199,857
				6,701,811

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Consumer, Non-Cyclical (11.3%)
	$250	AbbVie, Inc. (a)	3.20%	11/21/29	$254,654
	350	AbbVie, Inc.	4.45	05/14/46	375,527
	125	Altria Group, Inc.	5.80	02/14/39	147,319
	650	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.90	02/01/46	772,174
	325	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.75	01/23/29	377,020
	150	Anthem, Inc.	2.375	01/15/25	150,001
	500	BAT Capital Corp. (United Kingdom)	3.557	08/15/27	510,958
	225	BAT Capital Corp. (United Kingdom)	4.39	08/15/37	228,245
	350	Bayer US Finance II LLC (Germany) (a)	4.375	12/15/28	382,376
	500	Bristol-Myers Squibb Co. (a)	3.40	07/26/29	535,562
	100	Cigna Corp. (a)	3.875	10/15/47	102,090
	374	Cigna Corp.	4.375	10/15/28	415,095
	75	Conagra Brands, Inc.	5.40	11/01/48	91,750
	325	CVS Health Corp.	4.30	03/25/28	355,333
	525	CVS Health Corp.	4.78	03/25/38	597,812
	100	CVS Health Corp.	5.05	03/25/48	118,692
	625	Diageo Capital PLC (United Kingdom)	2.125	10/24/24	625,573
	225	DP World PLC (United Arab Emirates) (a)	5.625	09/25/48	260,694
	350	GlaxoSmithKline Capital PLC (United Kingdom)	3.375	06/01/29	375,984
EUR	100	Grifols SA (Spain) (a)	2.25	11/15/27	116,281
	$275	Grupo Bimbo SAB de CV (Mexico) (a)	3.875	06/27/24	287,510
	150	HCA, Inc.	5.25	06/15/49	168,205
	250	Humana, Inc.	3.95	03/15/27	269,292
	500	Imperial Brands Finance PLC (United Kingdom) (a)	3.125	07/26/24	505,528
	200	Mars, Inc. (a)	3.20	04/01/30	212,027
	29	Medtronic, Inc.	4.625	03/15/45	36,577
	525	Smithfield Foods, Inc. (a)	5.20	04/01/29	582,707
	20	Teva Pharmaceutical Finance Netherlands III BV (Israel)	2.20	07/21/21	19,405
					8,874,391
		Energy (9.8%)
	200	APT Pipelines Ltd. (Australia) (a)	4.20	03/23/25	212,804
	500	BP Capital Markets America, Inc.	3.119	05/04/26	522,899
	150	Cameron LNG LLC (a)	2.902	07/15/31	150,567
	200	Cameron LNG LLC (a)	3.302	01/15/35	202,350
	375	Canadian Natural Resources Ltd. (Canada)	2.95	01/15/23	382,784
	250	Cimarex Energy Co.	3.90	05/15/27	259,567
	200	Cimarex Energy Co.	4.375	03/15/29	212,331
	375	Concho Resources, Inc.	3.75	10/01/27	394,763

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$100	Concho Resources, Inc.	4.85%	08/15/48	$116,916
400	Diamondback Energy, Inc.	3.25	12/01/26	405,487
225	Enbridge, Inc. (Canada)	4.00	11/15/49	237,439
50	Energy Transfer Operating LP	5.15	03/15/45	52,724
200	Energy Transfer Operating LP	5.30	04/15/47	213,851
250	Enterprise Products Operating LLC	3.125	07/31/29	257,771
250	Enterprise Products Operating LLC	4.20	01/31/50	269,523
125	Exxon Mobil Corp.	3.095	08/16/49	125,164
125	Halliburton Co.	5.00	11/15/45	143,107
75	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	6.25	11/01/28	71,464
100	Kinder Morgan, Inc.	5.55	06/01/45	119,180
250	Midwest Connector Capital Co. LLC (a)	3.625	04/01/22	256,053
175	MPLX LP (a)	5.20	12/01/47	187,064
100	Noble Energy, Inc.	4.95	08/15/47	111,313
325	Occidental Petroleum Corp.	3.50	08/15/29	332,047
100	Occidental Petroleum Corp.	6.20	03/15/40	120,355
200	Patterson-UTI Energy, Inc.	3.95	02/01/28	195,022
350	Rockies Express Pipeline LLC (a)	6.875	04/15/40	365,202
650	Santos Finance Ltd. (Australia)	4.125	09/14/27	666,697
325	Saudi Arabian Oil Co. (Saudi Arabia) (a)	3.50	04/16/29	337,248
200	Shell International Finance BV (Netherlands)	3.125	11/07/49	198,130
200	Transportadora de Gas Internacional SA ESP (Colombia) (a)	5.55	11/01/28	229,322
225	Williams Cos., Inc. (The)	4.85	03/01/48	246,714
125	Williams Cos., Inc. (The)	5.10	09/15/45	139,595
				7,735,453
	Finance (34.4%)
150	AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)	3.50	05/26/22	154,250
350	AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)	4.125	07/03/23	370,005
400	Air Lease Corp.	3.75	06/01/26	418,573
100	American International Group, Inc.	4.25	03/15/29	111,415
175	American International Group, Inc.	4.50	07/16/44	202,177
175	Aon Corp.	2.20	11/15/22	175,945
175	Banco de Credito del Peru (Peru) (a)	2.70	01/11/25	174,344
75	Bank of America Corp.	2.884	10/22/30	75,755
75	Bank of America Corp.	3.194	07/23/30	77,690
625	Bank of America Corp., 3 Month USD LIBOR + 1.81%	4.244	04/24/38	721,667
205	Bank of America Corp.	7.75	05/14/38	323,538

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$400	Bank of America Corp., MTN	4.25%	10/22/26	$436,687
400	BBVA USA	2.50	08/27/24	397,035
275	BNP Paribas SA (France) (a)	4.40	08/14/28	305,855
400	Boston Properties LP	3.65	02/01/26	424,227
250	BPCE SA (France) (a)	4.00	09/12/23	263,881
400	BPCE SA (France) (a)	5.15	07/21/24	439,248
50	Brighthouse Financial, Inc.	4.70	06/22/47	46,423
215	Brighthouse Financial, Inc., Series WI	3.70	06/22/27	214,693
400	Brookfield Finance, Inc. (Canada)	4.25	06/02/26	435,086
100	Brookfield Finance, Inc. (Canada)	4.85	03/29/29	114,605
275	Capital One Financial Corp.	3.30	10/30/24	286,593
625	Capital One Financial Corp.	3.75	03/09/27	667,255
250	CIT Bank NA,	2.969	09/27/25	249,844
725	Citigroup, Inc.,	2.976	11/05/30	737,217
425	Citigroup, Inc.	4.45	09/29/27	468,643
155	CNO Financial Group, Inc.	5.25	05/30/29	173,460
200	Commerzbank AG (Germany) (a)	8.125	09/19/23	231,907
575	Credit Agricole SA (France) (a)	3.75	04/24/23	601,874
250	Credit Agricole SA (France) (a)	4.125	01/10/27	270,393
550	Credit Suisse Group AG, (Switzerland) (a)	2.593	09/11/25	551,937
250	Credit Suisse Group AG (Switzerland) (a)	3.574	01/09/23	256,992
225	CyrusOne LP/CyrusOne Finance Corp.	2.90	11/15/24	226,333
200	Danske Bank A/S (Denmark) (a)	3.001	09/20/22	201,823
200	Danske Bank A/S (Denmark) (a)	5.00	01/12/22	210,141
450	Deutsche Bank AG (Germany)	2.70	07/13/20	450,366
225	Deutsche Bank AG (Germany)	3.15	01/22/21	226,076
500	GE Capital International Funding Co., Unlimited Co.	4.418	11/15/35	535,761
200	GLP Capital LP/GLP Financing II, Inc.	4.00	01/15/30	204,605
50	Goldman Sachs Group, Inc. (The)	3.691	06/05/28	53,241
125	Goldman Sachs Group, Inc. (The)	4.223	05/01/29	137,930
375	Goldman Sachs Group, Inc. (The)	6.25	02/01/41	525,147
300	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	417,267
150	Great-West Lifeco Finance LP (Canada) (a)	4.581	05/17/48	173,721
150	Guardian Life Insurance Co. of America (The) (a)	4.85	01/24/77	183,086
400	Hartford Financial Services Group, Inc. (The)	2.80	08/19/29	405,509
375	High Street Funding Trust I (a)	4.111	02/15/28	404,514
275	HSBC Holdings PLC (United Kingdom)	3.803	03/11/25	288,848
525	HSBC Holdings PLC (United Kingdom)	3.90	05/25/26	560,474
425	HSBC Holdings PLC (United Kingdom)	3.95	05/18/24	447,387

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$250	HSBC Holdings PLC (United Kingdom)	4.375%	11/23/26	$270,611
250	ING Groep N.V. (Netherlands) (a)	4.625	01/06/26	278,309
250	iStar, Inc.	5.25	09/15/22	257,265
625	JPMorgan Chase & Co.	3.702	05/06/30	673,902
375	JPMorgan Chase & Co.	4.005	04/23/29	412,221
330	JPMorgan Chase & Co.	4.95	06/01/45	420,639
225	Kilroy Realty LP	3.05	02/15/30	222,205
175	Kimco Realty Corp.	3.70	10/01/49	170,837
400	LeasePlan Corp. (Netherlands) (a)	2.875	10/24/24	400,311
275	Lloyds Banking Group PLC (United Kingdom)	3.574	11/07/28	287,579
250	Macquarie Bank Ltd. (Australia) (a)	2.10	10/17/22	250,888
325	Marsh & McLennan Cos., Inc.	3.875	03/15/24	346,914
200	MassMutual Global Funding II (a)	3.40	03/08/26	210,985
200	MDC GMTN BV (United Arab Emirates) (a)	4.50	11/07/28	227,774
200	MetLife, Inc.	5.875	02/06/41	272,821
400	National Bank of Canada (Canada) (a)	2.15	10/07/22	400,180
300	Nationwide Building Society, (United Kingdom) (a)	4.302	03/08/29	327,486
425	Nationwide Building Society, (United Kingdom) (a)	4.363	08/01/24	451,125
250	Pine Street Trust I (a)	4.572	02/15/29	269,510
300	PNC Financial Services Group, Inc. (The)	2.20	11/01/24	301,318
125	Principal Financial Group, Inc.	3.70	05/15/29	136,435
575	Royal Bank of Scotland Group PLC (United Kingdom)	3.875	09/12/23	602,993
750	Santander UK Group Holdings PLC (United Kingdom)	3.571	01/10/23	768,190
300	Santander UK Group Holdings PLC (United Kingdom)	4.796	11/15/24	324,149
325	Santander UK PLC (United Kingdom) (a)	5.00	11/07/23	349,967
350	Service Properties Trust	4.35	10/01/24	359,916
225	Shinhan Bank Co., Ltd. (Korea, Republic of) (a)	4.00	04/23/29	236,985
100	Synchrony Financial	4.25	08/15/24	106,799
125	TD Ameritrade Holding Corp.	3.30	04/01/27	131,048
350	TD Ameritrade Holding Corp.	3.625	04/01/25	372,693
400	Trust F/1401 (Mexico) (a)	5.25	12/15/24	434,366
525	UBS Group Funding Switzerland AG (Switzerland) (a)	3.491	05/23/23	540,533
175	Wells Fargo & Co.	2.879	10/30/30	176,442
				27,024,839
	Industrials (4.5%)
325	Aviation Capital Group LLC (a)	4.375	01/30/24	342,705
25	Boeing Co. (The)	3.25	02/01/35	25,632

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$250	Boeing Co. (The)	3.95%	08/01/59	$267,866
	375	Burlington Northern Santa Fe LLC	4.55	09/01/44	447,832
	165	Embraer Netherlands Finance BV (Brazil)	5.40	02/01/27	186,179
	350	Fortune Brands Home & Security, Inc.	4.00	09/21/23	370,102
	510	Heathrow Funding Ltd. (United Kingdom) (a)	4.875	07/15/23	531,238
	375	John Deere Capital Corp.	3.45	03/07/29	408,180
	425	Nvent Finance Sarl (United Kingdom)	3.95	04/15/23	431,942
EUR	100	Standard Industries, Inc. (a)	2.25	11/21/26	115,854
	$125	Tyco Electronics Group SA (Switzerland)	3.125	08/15/27	128,863
	250	United Technologies Corp.	4.50	06/01/42	300,266
					3,556,659
		Technology (5.2%)
	164	Akamai Technologies, Inc.	0.125	05/01/25	181,998
	400	Apple, Inc.	2.95	09/11/49	388,974
	500	Dell International LLC/EMC Corp. (a)	4.90	10/01/26	551,021
	200	Fiserv, Inc.	4.20	10/01/28	222,025
	750	International Business Machines Corp.	3.30	05/15/26	792,358
	225	International Business Machines Corp.	4.15	05/15/39	254,275
	525	Microsoft Corp.	4.45	11/03/45	658,315
	166	Nuance Communications, Inc.	1.00	12/15/35	167,556
	200	Oracle Corp.	3.80	11/15/37	218,930
	150	Oracle Corp.	4.00	11/15/47	168,076
	200	STMicroelectronics N.V., Series B (Switzerland)	0.25	07/03/24	285,748
	149	Verint Systems, Inc.	1.50	06/01/21	161,074
					4,050,350
		Utilities (7.7%)
	250	Abu Dhabi National Energy Co., PJSC (United Arab Emirates) (a)	4.375	06/22/26	272,184
	400	Alabama Power Co.	3.75	03/01/45	424,710
	575	Avangrid, Inc.	3.80	06/01/29	610,707
	250	Boston Gas Co. (a)	4.487	02/15/42	285,638
	175	Cleveland Electric Illuminating Co. (The) (a)	4.55	11/15/30	196,757
	200	Consorcio Transmantaro SA (Peru) (a)	4.70	04/16/34	220,321
	575	DTE Energy Co.	2.95	03/01/30	570,665
	250	Duke Energy Indiana LLC, Series YYY	3.25	10/01/49	250,739
	125	Enel Finance International N.V. (Italy) (a)	6.00	10/07/39	157,769
	300	Entergy Arkansas LLC	3.50	04/01/26	316,720
	150	Entergy Louisiana LLC	3.05	06/01/31	155,601
	50	Indiana Michigan Power Co.	4.25	08/15/48	57,317
	100	Interstate Power & Light Co.	3.50	09/30/49	98,567
	275	Mid-Atlantic Interstate Transmission LLC (a)	4.10	05/15/28	301,222

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$350	NextEra Energy Capital Holdings, Inc.	2.75%	11/01/29	$352,605
200	NiSource, Inc.	2.95	09/01/29	199,751
150	Northern States Power Co.	2.90	03/01/50	143,729
200	NSTAR Electric Co.	3.25	05/15/29	211,374
225	Oglethorpe Power Corp.	5.05	10/01/48	265,438
175	Public Service Co. of Colorado, Series 34	3.20	03/01/50	175,251
150	Southern California Edison Co.	4.00	04/01/47	158,191
221	TransAlta Corp. (Canada)	4.50	11/15/22	229,287
275	Virginia Electric & Power Co., Series B	3.30	12/01/49	278,982
150	Xcel Energy, Inc.	2.60	12/01/29	148,988
				6,082,513
	Total Corporate Bonds (Cost $69,655,523)			74,074,502
	Short-Term Investments (5.4%)
	U.S. Treasury Security (1.1%)
889	U.S. Treasury Bill (b)(c) (Cost $886,929)	1.499	02/27/20	886,929
NUMBER OF SHARES (000)
	Investment Company (4.3%)
3,381	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 8) (Cost $3,381,018)			3,381,018
	Total Short-Term Investments (Cost $4,267,947)			4,267,947
	Total Investments (Cost $73,923,470) (d)(e)		99.6%	78,342,449
	Other Assets in Excess of Liabilities		0.4	337,230
	Net Assets		100.0%	$78,679,679

  MTN  Medium Term Note.

  PJSC  Public Joint Stock Company.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019 continued

  (c)  Rate shown is the yield to maturity at December 31, 2019.

  (d)  Securities are available for collateral in connection with purchase of open foreign currency forward exchange contract, futures contracts and swap agreements.

  (e)  At December 31, 2019, the aggregate cost for federal income tax purposes is $73,804,787. The aggregate gross unrealized appreciation is $4,388,215 and the aggregate gross unrealized depreciation is $209,071, resulting in net unrealized appreciation of $4,179,144.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACT:

The Fund had the following foreign currency forward exchange contract open at December 31, 2019:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
Barclays Bank PLC	EUR	472,825	$529,422	03/18/20	$(3,437)

FUTURES CONTRACTS:

The Fund had the following futures contracts open at December 31, 2019:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)		VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Treasury 2 yr. Note	36	Mar-20		$7,200	$7,758,000	$(6,776)
U.S. Treasury 5 yr. Note	17	Mar-20		1,700	2,016,359	1,414
U.S. Treasury 30 yr. Bond	25	Mar-20		2,500	3,897,656	(72,511)
U.S. Treasury Ultra Long Bond	3	Mar-20		300	544,969	(10,219)
Short:
German Euro Bund	2	Mar-20	EUR	(200)	(382,477)	3,275
U.S. Treasury 10 yr. Note	17	Mar-20		$(1,700)	(2,183,172)	4,625
U.S. Treasury 10 yr. Ultra Long Bond	16	Mar-20		(1,600)	(2,251,250)	25,755
						$(54,437)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019 continued

CREDIT DEFAULT SWAP AGREEMENT:

The Fund had the following credit default swap agreement open at December 31, 2019:

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	CREDIT RATING OF REFERENCE OBLIGATION† (UNAUDITED)	BUY/SELL PROTECTION	PAY/RECEIVE FIXED RATE	PAYMENT FREQUENCY	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT (RECEIVED)	UNREALIZED DEPRECIATION
Morgan Stanley & Co. LLC* CDX.NA.HY.33	NR	Buy	5.00%	Quarterly	12/20/24	$792	$(77,617)	$(75,672)	$(1,945)

INTEREST RATE SWAP AGREEMENT:

The Fund had the following interest rate swap agreement open at December 31, 2019:

SWAP COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	PAYMENT FREQUENCY PAID/RECEIVED	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID	UNREALIZED DEPRECIATION
Morgan Stanley & Co. 3 Month Semi-Annual/ LLC*	USD LIBOR	Receive	2.39%	Quarterly	3/27/29	$4,430	$(223,028)	$—	$(223,028)

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

  LIBOR  London Interbank Offered Rate.

Currency Abbreviations

EUR  Euro.

USD  United States Dollar.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Portfolio of Investments ■ December 31, 2019 continued

LONG TERM CREDIT ANALYSIS+
AAA	2.1%
AA	5.5
A	47.5
BBB	38.0
BB	1.7
B or Below	0.2
Not Rated	5.0
	100.0	%++

  +  The ratings shown are based on the Fund's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with a value of $19,033,883 and net unrealized depreciation of $54,437. Does not include an open foreign currency forward exchange contract with total unrealized depreciation of $3,437 and does not include open swap agreements with total unrealized depreciation of $224,973.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Financial Statements

Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments in securities, at value*	$74,961,431
Investment in affiliates, at value**	3,381,018
Total investments in securities, at value	78,342,449
Foreign currency, at value***	6,292
Receivable for:
Interest	684,673
Variation margin on open swap agreements	20,060
Dividends from affiliates	3,045
Shares of beneficial interest sold	230
Prepaid expenses and other assets	18,282
Total Assets	79,075,031
Liabilities:
Unrealized depreciation on open foreign currency forward exchange contract	3,437
Payable for:
Shares of beneficial interest redeemed	232,596
Advisory fee	27,740
Distribution fee (Class Y Shares)	8,624
Trustees' fees	5,769
Administration fee	5,341
Variation margin on open futures contracts	4,746
Transfer agent fees	900
Deferred capital gain country tax	6,096
Accrued expenses and other payables	100,103
Total Liabilities	395,352
Net Assets	$78,679,679
Composition of Net Assets:
Paid-in-capital	$70,560,276
Total Distributable Earnings	8,119,403
Net Assets	$78,679,679
* Cost	$70,542,452
** Affiliated Cost	$3,381,018
*** Foreign Currency Cost	$6,288
Class X Shares:
Net Assets	$37,676,178
Shares Outstanding (unlimited shares authorized, $0.01 par value)	3,227,195
Net Asset Value Per Share	$11.67
Class Y Shares:
Net Assets	$41,003,501
Shares Outstanding (unlimited shares authorized, $0.01 par value)	3,517,527
Net Asset Value Per Share	$11.66

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Financial Statements continued

Statement of Operations
For the year ended December 31, 2019

Net Investment Income:
Income
Interest	$3,109,684
Dividends from affiliates (Note 8)	21,678
Total Income	3,131,362
Expenses
Advisory fee (Note 4)	331,919
Professional fees	149,591
Distribution fee (Class Y shares) (Note 5)	100,497
Administration fee (Note 4)	63,223
Custodian fees	25,089
Shareholder reports and notices	21,375
Trustees' fees and expenses	8,411
Transfer agent fees (Note 6)	3,921
Other	36,858
Total Expenses	740,884
Less: rebate from Morgan Stanley affiliated cash sweep (Note 8)	(1,673)
Net Expenses	739,211
Net Investment Income	2,392,151
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments (net of $29,297 of capital gain country tax)	3,047,927
Futures contracts	(150,815)
Swap agreements	(44,153)
Foreign currency forward exchange contracts	2,430
Foreign currency translation	(465)
Net Realized Gain	2,854,924
Change in Unrealized Appreciation (Depreciation) on:
Investments (net of increase in deferred capital gain country tax of $6,096)	6,681,456
Investments in affiliates (Note 8)	24,967
Futures contracts	(65,085)
Swap agreements	(233,731)
Foreign currency forward exchange contracts	(3,437)
Foreign currency translation	41
Net Change in Unrealized Appreciation (Depreciation)	6,404,211
Net Gain	9,259,135
Net Increase	$11,651,286

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended December 31, 2019	For The Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,392,151	$2,713,256
Net realized gain (loss)	2,854,924	(1,120,876)
Net change in unrealized appreciation (depreciation)	6,404,211	(5,455,170)
Net Increase (Decrease)	11,651,286	(3,862,790)
Dividends and Distributions to Shareholders:
Class X shares	(1,385,565)	(2,386,287)
Class Y shares	(1,321,853)	(2,313,184)
Total Dividends and Distributions to Shareholders	(2,707,418)	(4,699,471)
Net decrease from transactions in shares of beneficial interest	(7,526,301)	(10,512,646)
Net Increase (Decrease)	1,417,567	(19,074,907)
Net Assets:
Beginning of period	77,262,112	96,337,019
End of Period	$78,679,679	$77,262,112

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	For The Year Ended December 31, 2019	For The Year Ended December 31, 2018
Class X Shares
Shares
Sold	111,806	62,321
Reinvestment of dividends and distributions	124,043	227,482
Redeemed	(694,030)	(778,744)
Net Decrease - Class X	(458,181)	(488,941)
Amount
Sold	$1,248,851	$675,522
Reinvestment of dividends and distributions	1,385,565	2,386,287
Redeemed	(7,796,843)	(8,424,873)
Net Decrease - Class X	$(5,162,427)	$(5,363,064)
Class Y Shares
Shares
Sold	186,450	95,323
Reinvestment of dividends and distributions	118,340	220,513
Redeemed	(517,534)	(789,176)
Net Decrease - Class Y	(212,744)	(473,340)
Amount
Sold	$2,116,455	$1,038,199
Reinvestment of dividends and distributions	1,321,853	2,313,184
Redeemed	(5,802,182)	(8,500,965)
Net Decrease - Class Y	$(2,363,874)	$(5,149,582)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2019

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Trust applies investment company accounting and reporting guidance.

The Trust consists of Income Plus Portfolio (the "Fund"). The Trust was organized on February 25, 1983 as a Massachusetts business trust and the Fund commenced operations on March 1, 1987. The Fund is classified as diversified and seeks, as its primary objective, to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Fund seeks capital appreciation but only when consistent with its primary objective.

On June 5, 2000, the Trust commenced offering one additional class of shares (Class Y shares). The Fund currently offers two share classes — Class X shares and Class Y shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The following is a summary of significant accounting policies:

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2019 continued

one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) OTC swaps may be valued by an outside pricing service approved by the Trust's Board of Trustees (the "Trustees") or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (6) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (7) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2019 continued

developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends on foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of

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securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

FASB Accounting Standards CodificationTM (ASC) 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the

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reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Fixed Income Securities
Corporate Bonds	$—	$74,074,502	$—	$74,074,502
Short-Term Investments
U.S. Treasury Security	—	886,929	—	886,929
Investment Company	3,381,018	—	—	3,381,018
Total Short-Term Investments	3,381,018	886,929	—	4,267,947
Futures Contracts	35,069	—	—	35,069
Total Assets	3,416,087	74,961,431	—	78,377,518

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Liabilities:
Foreign Currency Forward Exchange Contract	$—	$(3,437)	$—	$(3,437)
Futures Contracts	(89,506)	—	—	(89,506)
Credit Default Swap Agreement	—	(1,945)	—	(1,945)
Interest Rate Swap Agreement	—	(223,028)	—	(223,028)
Total Liabilities	(89,506)	(228,410)	—	(317,916)
Total	$3,326,581	$74,733,021	$—	$78,059,602

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and

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regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value

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of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps — The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. The Fund may be either the buyer or seller in a credit default

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swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is included in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations

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fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$35,069	(a)	Variation margin on open futures contracts	$(89,506	)(a)
Interest Rate Risk	Variation margin on open swap agreement	—		Variation margin on open swap agreement	(223,028	)(a)
Credit Risk	Variation margin on open swap agreement	—		Variation margin on open swap agreement	(1,945	)(a)
Currency Risk	Unrealized appreciation on open foreign currency forward exchange contract	—		Unrealized depreciation on open foreign currency forward exchange contract	(3,437)
		$35,069			$(317,916)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

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The following tables set forth by primary risk exposure of the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES
PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$(150,815)	$—	$(44,483)
Currency Risk	—	2,430	—
Credit Risk	—	—	330
Total	$(150,815)	$2,430	$(44,153)
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$(65,085)	$—	$(231,786)
Currency Risk	—	(3,437)	—
Credit Risk	—	—	(1,945)
Total	$(65,085)	$(3,437)	$(233,731)

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES
DERIVATIVES(b)	ASSETS(c)	LIABILITIES(c)
Foreign Currency Forward Exchange Contract	$—	$3,437

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with their respective contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in

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the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$3,437	$—	$—	$3,437

For the year ended December 31, 2019, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$180,513

Futures Contracts:

Average monthly notional value	$30,946,757

Swap Agreements:

Average monthly notional amount	$4,570,601

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4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Trust pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion. For the year ended December 31, 2019, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95%. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus (es) or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. The Adviser and Administrator may make additional voluntary fee waivers and/or expense reimbursements and may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future. This arrangement had no effect during the most recent reporting period.

Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Trust are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator. The Trust has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of the Fund bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

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6. Dividend Disbursing and Transfer Agent

The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Fund of the Trust.

7. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

8. Security Transactions and Transactions with Affiliates

The Fund's cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2019 aggregated $55,150,857 and $67,414,698, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by $1,673 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

AFFILIATED INVESTMENT COMPANY	VALUE DECEMBER 31, 2018	PURCHASES AT COST	PROCEEDS FROM SALES	DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE DECEMBER 31, 2019
Liquidity Funds	$65,781	$29,327,987	$26,012,750	$21,678	$—	$—	$3,381,018

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The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

At December 31, 2019, the accrued pension liability reflected as "Trustees' fees" in the Statement of Assets and Liabilities for the Fund is $5,769.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Trust.

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has

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concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 DISTRIBUTIONS PAID FROM:		2018 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$2,707,418	$—	$2,900,920	$1,798,551

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$3,378,855	$580,839

During the year ended December 31, 2019, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of $1,125,976.

10. Purposes of and Risks Relating to Certain Financial Instruments

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations

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of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

11. Credit Facility

The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

12. Other

At December 31, 2019, the Trust had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Trust. The aggregate percentage of such owners was 94.4%.

13. Accounting Pronouncement

In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $34,013.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2019 continued

Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

14. Fund Merger

On October 4, 2018, the Trustees of the Trust, on behalf of Multi Cap Growth Portfolio ("Multi Cap"), approved an Agreement and Plan of Reorganization by and between the Trust, on behalf of Multi Cap, Morgan Stanley Variable Insurance Fund, Inc., on behalf of its series Growth Portfolio ("VIF Growth"), pursuant to which substantially all of the assets and liabilities of Multi Cap would be transferred to VIF Growth and shareholders of Multi Cap would become shareholders of VIF Growth, receiving shares of VIF Growth equal to the value of their holdings in Multi Cap (the "Reorganization"). Class X shareholders of Multi Cap would receive Class I Shares of VIF Growth and Class Y shareholders of Multi Cap would receive Class II Shares of VIF Growth. On February 6, 2019, shareholders of the Multi Cap approved the Reorganization. The Reorganization was consummated on April 29, 2019.

(This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(1)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
CLASS X SHARES
2015	$11.86	$0.42	$(0.66)	$(0.24)	$(0.47)	$(0.01)	$(0.48)
2016 (2)	11.14	0.42	0.37	0.79	(0.46)	(0.28)	(0.74)
2017	11.19	0.34	0.39	0.73	(0.41)	—	(0.41)
2018	11.51	0.36	(0.82)	(0.46)	(0.38)	(0.24)	(0.62)
2019	10.43	0.35	1.30	1.65	(0.41)	—	(0.41)
CLASS Y SHARES
2015	11.82	0.39	(0.64)	(0.25)	(0.44)	(0.01)	(0.45)
2016 (2)	11.12	0.39	0.35	0.74	(0.42)	(0.28)	(0.70)
2017	11.16	0.32	0.39	0.71	(0.38)	—	(0.38)
2018	11.49	0.33	(0.82)	(0.49)	(0.35)	(0.24)	(0.59)
2019	10.41	0.33	1.30	1.63	(0.38)	—	(0.38)

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund.

(3)  Amount is less than 0.005%.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2016
Class X	0.68%	3.62%
Class Y	0.93	3.37

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(4)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
CLASS X SHARES
2015		$11.14	(2.09)%	$57,579	0.68	%(5)	3.56	%(5)	0.00	%(3)	44%
2016	(2)	11.19	7.08	53,539	0.63	(5)(6)	3.67	(5)(6)	0.00	(3)	39
2017		11.51	6.65	48,050	0.77	(5)	3.02	(5)	0.00	(3)	50
2018		10.43	(4.01)	38,430	0.78	(5)	3.27	(5)	0.00	(3)	47
2019		11.67	15.96	37,676	0.81	(5)	3.15	(5)	0.00	(3)	72
CLASS Y SHARES
2015		11.12	(2.22)	56,969	0.93	(5)	3.31	(5)	0.00	(3)	44
2016	(2)	11.16	6.68	52,595	0.88	(5)(6)	3.42	(5)(6)	0.00	(3)	39
2017		11.49	6.46	48,287	1.02	(5)	2.77	(5)	0.00	(3)	50
2018		10.41	(4.31)	38,832	1.03	(5)	3.02	(5)	0.00	(3)	47
2019		11.66	15.78	41,004	1.06	(5)	2.90	(5)	0.00	(3)	72

Morgan Stanley Variable Investment Series - Income Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Variable Investment Series (the "Trust") (comprising, Income Plus Portfolio) (the "Fund") including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising Morgan Stanley Variable Investment Series at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
February 19, 2020

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Birth Year and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation: Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Birth Year and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Birth Year and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958 Trustee		Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Birth Year and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Trustees
Frank L. Bowman	Joseph J. Kearns
Kathleen A. Dennis	Michael F. Klein
Nancy C. Everett	Patricia Maleski
Jakki L. Haussler	Michael E. Nugent
Dr. Manuel H. Johnson	Chair of the Board W. Allen Reed

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Transfer Agent	Custodian
DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser and Administrator
Perkins Coie LLP 1155 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036

This report is submitted for the general information of shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40113A

VARINANN
2911144 EXP. 02.28.21

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       Not applicable.

(d)       Not applicable.

(e)       Not applicable.

(f)

(1)       The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)       Not applicable.

(3)       Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2019

	Registrant		Covered Entities(1)
Audit Fees	$59,473		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$4,920	(3)	$535,939	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$4,920		$565,939

Total	$64,393		$565,939

2018

	Registrant		Covered Entities(1)
Audit Fees	$106,745		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$9,533	(3)	$8,773,935	(4)
All Other Fees	$—		$18,115	(5)
Total Non-Audit Fees	$9,533		$8,792,050

Total	$116,278		$8,792,050

 N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 20163

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3        This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2020

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2020